SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 12, 2008

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas		78759-2220
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2008, Mr. Aramis Alvarez resigned from all positions with the Company and its subsidiaries, including his position as Senior Vice President, Worldwide Services. Mr. Alvarez had served as the Company’s Senior Vice President, Worldwide Services since June 2003.

On May 14, 2008, Mr. Markus Remark was appointed as the Company’s Senior Vice President, Worldwide Services. He has been with the Company since 2003 and has had responsibility for its services business in Europe, the Middle East, Africa and Asia/Pacific regions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: May 16, 2008	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

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